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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 17, 1997 with respect to the financial statements of Louisiana National Security Bank included in this Registration Statement (Form S-4) and related Prospectus of Whitney Holding Corporation for the registration of its common stock.


/s/ POSTLETHWAITE & NETTERVILLE

Baton Rouge, Louisiana
March 11, 1998